UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 15, 2023 (November 14, 2023)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 — Results of Operations and Financial Condition
On November 15, 2023, EZCORP, Inc. ("EZCORP") issued a press release announcing its results of operations and financial condition for the full year and quarter ended September 30, 2023. A copy of that press release is attached as Exhibit 99.1.
In addition to the financial information prepared in conformity with accounting principles generally accepted in the United States ("GAAP"), we provide certain other non-GAAP financial information on a constant currency ("constant currency") and adjusted basis. We use constant currency results to evaluate our Latin America Pawn operations, which are denominated primarily in Mexican pesos, Guatemalan quetzales and other Latin American currencies. We believe that presentation of constant currency and adjusted results is meaningful and useful in understanding the activities and business metrics of our operations and reflect an additional way of viewing aspects of our business that, when viewed with GAAP results, provide a more complete understanding of factors and trends affecting our business. We provide non-GAAP financial information for informational purposes and to enhance understanding of our GAAP consolidated financial statements. We use this non-GAAP financial information primarily to evaluate and compare operating results across accounting periods.
Readers should consider the information in addition to, but not instead of or superior to, our financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.
The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)    On November 14, 2023, we entered into an Employment Contract with Lachlan P. Given, our Chief Executive Officer, who resides in London, England. The Employment Contract was entered into to comply with U.K. employment laws and is not intended to alter the fundamental elements of Mr. Given’s employment relationship, including the compensatory arrangements reflected in "Item 11 — Executive Compensation — Compensation Discussion and Analysis" in our Annual Report on Form 10-K for the year ended September 30, 2023 (the "Fiscal 2023 Form 10-K"). The terms of the Employment Contract mirror as close as possible the terms of Mr. Given’s pre-existing U.S. employment, although certain modifications were necessary to adapt to a U.K. employment environment, particularly with regards to healthcare and other benefits. All compensation received by Mr. Given under the Employment Contract is reflected in the "Summary Compensation Table," including the “All Other Compensation” column (which includes healthcare and other benefits) contained in "Item 11 — Executive Compensation" of the Fiscal 2023 Form 10-K.
The following is a summary of the principal terms and conditions of the Employment Contract:
•As noted above, the fundamental components of Mr. Given's compensation (including base salary, Short-Term Incentive Bonus and Long-Term Incentive Awards), as described in "Item 11 — Executive Compensation — Compensation Discussion and Analysis" in the Fiscal 2023 Form 10-K, are reflected in the terms of the Employment Contract.
•We have the right to terminate the Employment Contract with three months' notice, and may provide a payment of three months' base salary in lieu of such notice. If such termination is without cause, we will pay a severance payment of nine months' base salary. The combination of the payment in lieu of notice and the severance payment is equivalent to the one year's base salary that all other executive officers are entitled to upon termination without cause.
If the termination is for cause, then no notice or severance payments are required to be paid.
If the termination is one that is covered by the EZCORP Change in Control Severance Plan (as described in the Fiscal 2023 Form 10-K), then Mr. Given will be entitled to the severance benefits specified by that plan in lieu of any notice or severance payments under the Employment Contract.
•During the term of the Employment Contract, Mr. Given will continue to be subject to all the terms and provisions of the Restrictive Covenant Agreement currently in effect.
A copy of the Employment Contract is filed as Exhibit 10.8 to the Fiscal 2023 Form 10-K.

Item 7.01 — Regulation FD Disclosure
A copy of the presentation materials that management will review during the Company’s earnings conference call (to be held on November 16, 2023) will be posted in the Investor Relations section of the company’s website at www.ezcorp.com.
The information set forth, or referred to, in this Item 7.01 shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any registration statement or other filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless such subsequent filing specifically references this Item 7.01 of this Report.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated November 15, 2023, announcing EZCORP, Inc.’s results of operations and financial condition for the quarter ended September 30, 2023.
99.2
Employment Contract, dated November 14, 2023, between EZCORP UK Limited and Lachlan P. Given (incorporated by reference to Exhibit 10.8 to the Company's Annual Report on Form 10-K for the year ended September 30, 2023).

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	November 15, 2023	By:	/s/ Timothy K. Jugmans
Timothy K. Jugmans
Chief Financial Officer